UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013 (April 11, 2013)

BITZIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51688	16-1734022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

548 Market Street, Suite 18224
San Francisco, CA 94104
(Address of principal executive offices) (zip code)

(213) 400-0770
(Registrant’s telephone number, including area code)

_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Resignation of Officers and Directors

On April 11, 2013, Bruce Weatherell resigned as our Chief Operating Officer effective as of April 1, 2013. Mr. Weatherell’s resignation was not the result of any disagreement with our operations, policies, or practices.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Resignation Letter of Bruce Weatherell dated effective April 1, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitzio, Inc.

Dated: April 12, 2013	By:	/s/ Peter Henricsson
Peter Henricsson Chief Executive Officer and President

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